Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Class A Shares

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Diversified Equity Fund

(formerly Transamerica Premier Core Equity Fund)

Transamerica Premier Balanced Fund

Supplement dated July 25, 2005

to Prospectus dated May 1, 2005

On September 29, 2004 the Board of Directors approved the tax-free conversion of Class A shares into Investor Class shares. This conversion was completed as of the close of business on June 24, 2005, at which time Class A shares are no longer offered. Shareholders invested in such Class A shares received Investor Class shares with an aggregate value equal to the aggregate value of the Class A shares that were held at the time of the conversion.

Investors should retain this supplement for future reference.